UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2018

MISONIX, INC.

(Exact name of Registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-10986 (Commission File Number)	11-2148932 (I.R.S. Employer Identification No.)
1938 New Highway, Farmingdale, New York 11735 (Address of principal executive offices, including zip code) (631) 694-9555 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the annual meeting of shareholders of Misonix, Inc. (the “Company”) held on May 7, 2018, the shareholders of the Company:

(i)	elected John W. Gildea, Charles Miner III, Patrick A. McBrayer, Thomas M. Patton and Stavros G. Vizirgianakis to serve as directors of the Company;

(ii)	approved an amendment to the Company’s certificate of incorporation increasing the authorized common stock from 20,000,000 shares to 40,000,000 shares;

(iii)	approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers; and

(iv)	ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2018.

1.       The votes cast by shareholders with respect to the election of directors were as follows:

	Votes	Votes	Broker
Director	“For”	Withheld	Non-Votes

John W. Gildea	2,471,101	1,167,789	2,847,305

Charles Miner III	2,483,391	1,155,499	2,847,305

Patrick A. McBrayer	3,023,627	615,263	2,847,305

Thomas M. Patton	3,023,130	615,760	2,847,305

Stavros G. Vizirgianakis	3,576,638	62,252	2,847,305

2.         The votes cast by the shareholders with respect to the approval of an amendment to the Company’s certificate of incorporation increasing the authorized common stock from 20,000,000 shares to 40,000,000 shares were as follows:

Votes “For”	Votes “Against”	Abstentions

5,143,968	1,317,797	24,430

There were no broker non-votes with respect to this proposal.

3.         The votes cast by the shareholders with respect to the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers were as follows:

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes

2,925,310	691,351	22,229	2,847,305

4.         The votes cast by shareholders with respect to the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2018 were as follows:

Votes “For”	Votes “Against”	Abstentions

5,645,948	151,800	688,447

There were no broker non-votes with respect to this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MISONIX, INC.

Date: May 8, 2018	By:	/s/ Stavros G. Vizirgianakis
Stavros G. Vizirgianakis
Chief Executive Officer

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